Supplement to the
Natural Resources Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

John Dowd no longer serves as lead portfolio manager of Natural Resources Portfolio.

Effective January 1, 2018, Natural Resources Portfolio has changed from diversified to non-diversified.

Effective December 18, 2017, the redemption fee for Natural Resources Portfolio has been removed.

The following information replaces similar information for Natural Resources Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Nathan Strik (portfolio manager) has managed the fund since October 2017.

NAT-SUM-18-01 1.9886516.103	February 12, 2018